UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 6, 2022

Commission File Number	Exact Name of Registrant as Specified in Charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification Number
1-14756	Ameren Corporation (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-1723446
1-2967	Union Electric Company (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-0559760

1-3672	Ameren Illinois Company (Illinois Corporation) 10 Richard Mark Way Collinsville, Illinois 62234 (618) 343-8150	37-0211380

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AEE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company
Ameren Corporation	☐
Union Electric Company	☐
Ameren Illinois Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Ameren Corporation	☐
Union Electric Company	☐
Ameren Illinois Company	☐

ITEM 1.01	Entry into a Material Definitive Agreement.

Reference is made to Note 4 – Short-term Debt and Liquidity to the financial statements under Part II, Item 8. Financial Statements and Supplementary Data of the Annual Report on Form 10-K for the year ended December 31, 2021, of registrants Ameren Corporation (“Ameren”), Union Electric Company, doing business as Ameren Missouri (“Ameren Missouri”) and Ameren Illinois Company (“Ameren Illinois”) for a discussion of the 2019 Credit Agreements (as defined below).

On December 6, 2022, Ameren and Ameren Missouri (together, the “Missouri Borrowers”), JPMorgan Chase Bank, N.A., as agent, and the lenders party thereto entered into a $1.4 billion multi-year, senior unsecured revolving Amended and Restated Credit Agreement (the “Amended Missouri Credit Agreement”) that amended and restated the $1.2 billion multi-year, senior unsecured revolving Amended and Restated Credit Agreement, dated as of December 9, 2019, among the parties thereto (the “2019 Missouri Credit Agreement”). Also on December 6, 2022, Ameren and Ameren Illinois (together, the “Illinois Borrowers”, and the Illinois Borrowers and the Missouri Borrowers, being, collectively, the “Borrowers”), JPMorgan Chase Bank, N.A., as agent, and the lenders party thereto entered into a $1.2 billion multi-year, senior unsecured revolving Amended and Restated Credit Agreement (the “Amended Illinois Credit Agreement” and together with the Amended Missouri Credit Agreement, the “Amended Credit Agreements”) that amended and restated the $1.1 billion multi-year, senior unsecured revolving Amended and Restated Credit Agreement, dated as of December 9, 2019, among the parties thereto (the “2019 Illinois Credit Agreement” and, together with the 2019 Missouri Credit Agreement, in each case, as amended and extended effective November 5, 2021, to mature on December 9, 2025, the “2019 Credit Agreements”).

The Amended Credit Agreements extended from December 9, 2025, to December 6, 2027, the maturity date of the commitments under each of the 2019 Credit Agreements. Similar to the 2019 Credit Agreements, the maturity date under each Amended Credit Agreement may be further extended for two additional one-year periods if so requested by the applicable Borrowers and agreed to by the requisite lenders (such maturity date, as it may be extended from time to time, the “Final Maturity Date”). The total facility size of the Amended Missouri Credit Agreement was increased from $1.2 billion to $1.4 billion, and the maximum borrowing limits for the Missouri Borrowers were increased from $900 million to $1.0 billion for Ameren and from $850 million to $1.0 billion for Ameren Missouri. The total facility size of the Amended Illinois Credit Agreement was increased from $1.1 billion to $1.2 billion, and the maximum borrowing limits for the Illinois Borrowers were increased from $500 million to $700 million for Ameren and from $800 million to $1.0 billion for Ameren Illinois. Borrowings by Ameren will be due and payable no later than the Final Maturity Date, while borrowings by Ameren Missouri and Ameren Illinois will be due and payable no later than the earlier of the Final Maturity Date or 364 days after the date of such borrowing (subject to the right of each such Borrower to reborrow in accordance with the terms of the applicable Amended Credit Agreement).

The maximum amount of letters of credit issuable under the Amended Credit Agreements remains unchanged at $250 million, in aggregate, for the Missouri Borrowers, in the case of the Amended Missouri Credit Agreement, and $275 million, in aggregate, for the Illinois Borrowers, in the case of the Amended Illinois Credit Agreement. At closing, the Borrowers under each of the Amended Credit Agreements had received commitments from lenders to issue letters of credit of up to $100 million, in aggregate, under each such Amended Credit Agreement. In addition, the $50 million swingline subfacility remains unchanged in each Amended Credit Agreement.

The Amended Credit Agreements provide for revolving loan interest rates to be calculated, at the election of each Borrower, at either the Alternate Base Rate plus such Borrower’s Applicable Margin, the Adjusted Term SOFR rate applicable to such interest period plus such Borrower’s Applicable Margin, or the Adjusted Daily Simple SOFR rate plus such Borrower’s Applicable Margin (in each case as such terms are defined in their respective Amended Credit Agreement). The Applicable Margin will continue to be determined based on the particular Borrower’s senior long-term unsecured credit ratings from each of Moody’s and S&P. In addition, a commitment fee shall be payable quarterly on the aggregate commitments.

The Amended Credit Agreements contain customary covenants and events of default, including restrictions from pledging assets and restrictions on certain asset sales. They also contain covenants that require each of the Borrowers to maintain a consolidated debt ratio of 65% or less of its total capitalization.

Consistent with the 2019 Credit Agreements, neither Ameren nor Ameren Illinois shall be liable for or guarantee the obligations of the other under the Amended Illinois Credit Agreement and neither Ameren nor Ameren Missouri shall be liable for or guarantee the obligations of the other under the Amended Missouri Credit Agreement.

The foregoing description of the Amended Credit Agreements is qualified in its entirety by reference to the full text of the Amended Credit Agreements, copies of which are filed as Exhibits 10.1 and 10.2 hereto and are incorporated by reference herein.

ITEM 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is hereby incorporated into this Item 2.03 by reference.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Title

10.1	Amended and Restated Credit Agreement, dated as of December 6, 2022, by and among Ameren, Ameren Missouri and JPMorgan Chase Bank, N.A., as agent, and the lenders party thereto.

10.2	Amended and Restated Credit Agreement, dated as of December 6, 2022, by and among Ameren, Ameren Illinois and JPMorgan Chase Bank, N.A., as agent, and the lenders party thereto.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

This combined Form 8-K is being filed separately by Ameren Corporation, Union Electric Company and Ameren Illinois Company (each a “registrant”). Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.

AMEREN CORPORATION
(Registrant)

	By:	/s/ Michael L. Moehn
	Name:	Michael L. Moehn
	Title:	Executive Vice President and Chief Financial Officer

UNION ELECTRIC COMPANY
(Registrant)

	By:	/s/ Michael L. Moehn
	Name:	Michael L. Moehn
	Title:	Executive Vice President and Chief Financial Officer

AMEREN ILLINOIS COMPANY
(Registrant)

	By:	/s/ Michael L. Moehn
	Name:	Michael L. Moehn
	Title:	Executive Vice President and Chief Financial Officer

Date: December 6, 2022